                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            AMENDMENT 1 to FORM 8-K
                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange t of 1934

Date of Report (Date of earliest event reported)    April 25, 1996
                                                ---------------------

                        CATALINA MARKETING CORPORATION
                        ------------------------------
            (Exact Name of Registrant as specified in its charter)


      Delaware                   1-11008                      33-0499007
- ---------------------        ----------------               -------------
  (State or other            (Commission File               (IRS Employer
  jurisdiction of                Number)                   Identification No.)
   incorporation)


         11300 NINTH STREET NORTH, ST. PETERSBURG, FLORIDA 33716-2329
         ------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including code     (813) 579-5000
                                             ------------------------

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition and Disposition of Assets.
         -------------------------------------

         On April 10, 1996, Catalina Marketing Corporation (the Company) purchased from its minority shareholders listed below, the remaining 46 percent of Catalina Marketing U.K., Inc. not owned by it for approximately $12 million from the Company's available cash and 20,836 newly issued shares of Company common stock. The consideration was negotiated with the parties involved.

         In addition to the above, and following the April 10, 1996 transaction, the Company chose to continue the Catalina Marketing U.K., Ltd. stock option plan by issuing approximately 8,800 shares of Company common stock for the plan participants' option profit.

         Minority Shareholders
         ---------------------

         Stuart Isbister
         Blair Jenkins
         David King
         Nigel Oddy
         Peter Oddy
         Steve Ross
         Neil Smallword
         Saratoga Springs Company, Ltd.
         David Van Buskirk

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Financial Statements of Business Acquired
             -----------------------------------------

             The financial statements attached are of Catalina Marketing U.K., Ltd., the wholly owned subsidiary of Catalina Marketing U.K., Inc. Other than its ownership of Catalina Marketing U.K., Ltd., Catalina Marketing U.K., Inc. has no material business or assets.

             These financial statements are prepared in accordance with the Companies Act of 1985 of the United Kingdom.

             Pages Financials-1 through Financials-16

         (b) Proforma Financial Information
             ------------------------------

             The proforma financial information that follows assumes that the transaction occurred as of the beginning of the fiscal year ended March 31, 1996.

             Proforma financial information as of and for the fiscal year ended
             ------------------------------------------------------------------
             March 31, 1996: in thousands (except share and per share data)
             ---------------

             Current assets decreased 19 percent to $52,843. Other assets increased $14,128 to $16,771. Total assets increased 1 percent to $115,867. Stockholders' equity increased 2 percent to $72,902 from issuance of 20,836 and approximately 8,800 shares of Company common stock. Net income decreased 3 percent to $21,427, and net income per common and common equivalent share decreased $.07 to $2.14.

             The unaudited proforma financial information has been prepared by Registrant based upon assumptions deemed proper by it. The unaudited proforma financial information should be read in conjunction with the historical financial statements and related notes of Registrant.

         (c) Exhibits
             --------

             Consent of Independent Auditors                       Exhibit 23

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  April 25, 1996                     CATALINA MARKETING CORPORATION



                                          By:  /s/ Philip B. Livingston
                                             -----------------------------
                                             Philip B. Livingston
                                             Chief Financial Officer

                                                          CATALINA MARJKETING UK
                                                          LIMITED

                                                          FINANCIAL STATEMENTS

                                                          FOR THE YEAR ENDED

                                                          31 DECEMBER 1995

CATALINA MARKETING UK LIMITED

FINANCIAL STATEMENTS

For the year ended 31 December 1995
- --------------------------------------------------------------------------------

Company registration number:      2567566

Registered office:                1 Westminster Way
                                  OXFORD
                                  OX2 0PZ

Directors:                        Mr B A B Jenkins
                                  Mr N R Oddy
                                  Mr D King
                                  Mr S J Ross
                                  Mr D L Van Buskirk
                                  Mr M R O'Brien
                                  Mr D O'Donnell
                                  Mr S Isbister

Secretary:                        Mr S J Ross

Bankers:                          Barclays Bank PLC
                                  Barclays Business Centre
                                  City Office (Old Bank)
                                  P.O. Box 333
                                  Oxford
                                  OX1 3HS

Solicitors:                       Messrs B P Collins & Co
                                  Collins House
                                  32 - 38 Station Road
                                  Gerrards Cross
                                  Bucks
                                  SL9 8EL

Auditors:                         Grant Thornton
                                  Registered auditors
                                  Chartered accountants
                                  1 Westminster Way
                                  Oxford
                                  OX2 0PZ

CATALINA MARKETING UK LIMITED

FINANCIAL STATEMENTS

For the year ended 31 December 1995
- --------------------------------------------------------------------------------

INDEX                                            PAGE

Report of the directors                           1-2

Report of the auditors                              3

Accounting policies                               4-5

Profit and loss account                             6

Balance sheet                                       7

Notes to the financial statements                8-13

CATALINA MARKETING UK LIMITED

REPORT OF THE DIRECTORS


- --------------------------------------------------------------------------------

The directors present their report together with financial statements for the year ended 31 December 1995.

PRINCIPAL ACTIVITIES

The principal activity of the company is the provision of point of sale software marketing services to the retailing industry.

BUSINESS REVIEW

The company has had exclusive licence to market in the UK the point of sales marketing system developed by Catalina Marketing Corporation.

The company has had a satisfactory years trading and the directors remain optimistic about the company's future prospects.

There was a profit for the year after taxation amounting to (Pounds)399,015 (1994: profit (Pounds)100,565). The directors do not recommend payment of a dividend and the profit has therefore been transferred to reserves.

DIRECTORS

The present membership of the Board is set out below. All directors served throughout the year apart from D O'Donnell, who was appointed to the Board on 9 May 1995 and S Isbister who was appointed to the Board on 1 December 1995.

The interests of the directors and their families in the shares of the company as at 31 December 1995 and 1 January 1995, or their date of appointment to the board if later, were as follows:

                                                    Ordinary 1p shares
                                               31 December     1 January
                                                      1995          1995

Mr B A B Jenkins                                        -             -
Mr N R Oddry                                            -             -
Mr D King                                               -             -
Mr S J Ross                                             -             -
Mr D L Van Buskirk                                      -             -
Mr M R O'Brien                                          -             -
Mr D O'Donnell                                          -             -
Mr S Isbister                                           -             -


                                               31 December     1 January
                                                      1995          1995

Mr B A B Jenkins                                     7,500         5,000
Mr S J Ross                                          3,000         3,000
Mr D O'Donnell                                       5,000            -


Mr D Grove was appointed as a director on 3 April 1995 and resigned on 30 November 1995. Ms H Monat who was a director at 1 January 1995 resigned on 12 December 1995.

FIXED ASSETS

Movements in fixed assets are set out in note 5 to the financial statements.

CATALINA MARKETING UK LIMITED

REPORT OF THE DIRECTORS


- --------------------------------------------------------------------------------

DIRECTORS' RESPONSIBILITIES FOR THE FINANCIAL STATEMENTS

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

- -  select suitable accounting policies and then apply them consistently

- -  make judgements and estimates that are reasonable and prudent

- - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records, for safeguarding the assets of the company and for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

Grant Thornton offer themselves for reappointment as auditors in accordance with section 385 of the Companies Act 1985.

ON BEHALF OF THE BOARD


B Jenkins
Director
24 May 1996

                                              [GRANT THORNTON LOGO APPEARS HERE]


REPORT OF THE AUDITORS TO THE MEMBERS OF

CATALINA MARKETING UK LIMITED


We have audited the financial statements on pages 4 to 13 which have been prepared under the accounting policies set out on pages 4 to 5.

RESPECTIVE RESPONSIBILITIES OF THE DIRECTORS AND AUDITORS

As described on page 2 the company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 1995 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


GRANT THORNTON
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS

OXFORD
10 June 1996

CATALINA MARKETING UK LIMITED

PRINCIPAL ACCOUNTING POLICIES


- --------------------------------------------------------------------------------

BASIS OF PREPARATION

The financial statements have been prepared under the historical cost convention.

The principal accounting policies of the company have remained unchanged from the previous year and are set out below.

TURNOVER

Turnover is the total amount receivable by the company for services provided, excluding VAT and trade discounts.

DEPRECIATION

Depreciation is calculated to write down the cost less estimated residual value of all tangible fixed assets by equal annual instalments over their expected useful lives. The rates generally applicable are:

Fixtures and fittings              5 years
Computer equipment                 5 years

Following a reassessment of the useful economic lives of the fixed assets of the company the directors extended depreciation periods from three years to five years.

STOCKS

Stocks are stated at the lower of cost and net realisable value.

DEFERRED TAXATION

Deferred tax is provided for under the liability method using the tax rates estimated to arise when the timing differences reverse and is accounted for to the extent that it is probable that a liability or asset will crystallise. Unprovided deferred tax is disclosed as a contingent liability.

Debit balances arising in respect of advance corporation tax on dividends payable or proposed are carried forward to the extent that they are expected to be recoverable.

FOREIGN CURRENCIES

Transactions in foreign currencies are translated at the exchange rate ruling at the date of the transaction. Monetary assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. All exchange differences are dealt with through the profit and loss account.

CONTRIBUTIONS TO PENSION FUNDS

Defined contribution scheme

The pension costs charged against profits represent the amount of the contributions payable to the scheme in respect of the accounting period.

CATALINA MARKETING UK LIMITED

PRINCIPAL ACCOUNTING POLICIES


- --------------------------------------------------------------------------------

LEASED ASSETS

Assets held under finance leases and hire purchase contracts are capitalised in the balance sheet and depreciated over their expected useful lives. The interest element of leasing payments represents a constant proportion of the capital balance outstanding and is charged to the profit and loss account over the period of the lease.

All other leases are regarded as operating leases and the payments made under them are charged to the profit and loss account on a straight-line basis over the lease term.

CATALINA MARKETING UK LIMITED

PROFIT AND LOSS ACCOUNT

For the year ended 31 December 1995
- -----------------------------------------------------------------------------

                                            Note            1995        1994
                                                         (Pounds)    (Pounds)

TURNOVER                                       1        3,802,730   2,195,990
Cost of sales                                             689,651     463,777
                                                        ---------   ---------
Gross profit                                            3,113,079   1,732,213

Other operating charges                                 2,460,411   1,593,341
                                                        ---------   ---------
OPERATING PROFIT                                          652,668     138,872

Net interest                                   2           13,653      38,307
                                                        ---------   ---------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION  1          639,015     100,565

Tax on profit on ordinary activities           4          240,000           -
                                                        ---------   ---------
PROFIT TRANSFERRED TO RESERVES                12          399,015     100,565
                                                        =========   =========



There were no recognised gains or losses other than the profit for the financial year.

CATALINA MARKETING UK LIMITED

BALANCE SHEET AT 31 DECEMBER 1995

- -------------------------------------------------------------------------------

                                NOTE         1995      1995      1994      1994
                                          (Pounds)  (Pounds)  (Pounds)  (Pounds)

FIXED ASSETS
Tangible assets                    5                842,378             791,757
CURRENT ASSETS
Stocks                             6            -              86,966
Debtors                            7      684,020           1,462,387
Cash at bank and in hand                1,974,268             674,953
                                        ---------           ---------
                                        2,658,288           2,224,306
CREDITORS: AMOUNTS FALLING
DUE WITHIN ONE YEAR                8    2,565,460           2,050,734
                                        ---------           ---------

NET CURRENT ASSETS                                   92,828             173,572
                                                  ---------           ---------
TOTAL ASSETS LESS CURRENT
LIABILITIES                                         935,206             965,329

CREDITORS:  AMOUNTS FALLING
DUE AFTER MORE THAN ONE YEAR       9                 99,435             528,573
                                                  ---------           ---------
                                                    835,771             436,756
                                                  =========           =========


CREDITORS:  AMOUNTS FALLING
DUE AFTER MORE THAN ONE YEAR      10                666,667             666,667
CAPITAL AND RESERVES
Called up share capital           11                 11,141              11,141
Share premium account             12                214,556             214,556
Profit and loss account           12                (56,593)           (455,608)
                                                   ---------           ---------
SHAREHOLDERS' FUNDS               13                169,104            (229,911)
                                                  ---------           ---------
                                                    835,771             436,756
                                                  =========           =========


The financial statements were approved by the Board of Directors on 24 May 1996.


B. JENKINS                                   DIRECTOR

CATALINA MARKETING UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 1995
- ------------------------------------------------------------------------------

1. TURNOVER AND PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

The turnover and profit on ordinary activities before taxation are attributable to the provision of point of sale software marketing services to the retailing industry.

The profit on ordinary activities is stated after:         1995           1994
                                                        (Pounds)       (Pounds)

Auditors' remuneration                                    6,500          5,000
Depreciation and amortisation:
Tangible fixed assets, owned                            270,362        373,125
Other operating lease rentals                            76,853         55,070
Exchange differences on foreign currency borrowings          44        (48,140)
                                                       ========       ========


2. NET INTEREST
                                                           1995           1994
                                                        (Pounds)       (Pounds)

Interest payable to group undertakings                   51,685         45,279
Other interest payable and similar charges               14,541          1,954
                                                       --------       --------
                                                         66,226         47,233
                                                       --------       --------
                                                         66,226         47,233
Other interest receivable and similar income            (52,573)        (8,926)
                                                       --------       --------
                                                         13,653         38,307
                                                       ========       ========

3. DIRECTORS AND EMPLOYEES

Staff costs during the year were as follows:               1995           1994
                                                        (Pounds)       (Pounds)

Wages and salaries                                    1,036,822        618,457
Social security costs                                   106,600         50,478
Other pension costs                                      40,176         16,568
                                                      ---------       --------
                                                      1,183,598        685,503
                                                      =========       ========

The average number of employees of the company during the year was 19
(1994: 15).

CATALINA MARKETING UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 1995
- -------------------------------------------------------------------------------

Remuneration in respect of directors was as follows:       1995           1994
                                                        (Pounds)       (Pounds)


Management remuneration                                 445,536        315,565
Compensation for loss of office                          17,500         12,000
                                                      ---------      ---------
                                                        436,036        327,565
                                                      =========      =========

The emoluments of the directors, excluding pension
contributions, were as follows:                            1995           1994
                                                        (Pounds)       (Pounds)


The Chairman                                             61,834         54,000
                                                      =========      =========

The highest paid director                               119,374         77,102
                                                      =========      =========

The emoluments of the other directors, excluding pension contributions, fell within the following ranges:

                                                           1995           1994
Nil - (Pounds)5,000                                           4              3
(Pounds)45,001 - (Pounds)50,000                               1              -
(Pounds)50,001 - (Pounds)55,000                               -              1
(Pounds)60,001 - (Pounds)65,000                               -              1
(Pounds)65,001 - (Pounds)70,000                               1              -
(Pounds)70,001 - (Pounds)75,000                               1              -
(Pounds)75,001 - (Pounds)80,000                               -              1
(Pounds)90,001 - (Pounds)95,000                               1              -

4. TAX ON PROFIT ORDINARY ACTIVITIES

The tax charge is based on the profit for the
year and represents:
                                                           1995           1994
                                                        (Pounds)       (Pounds)

UK Corporation tax at 33% (1994:25%)                    240,000              -
                                                      ---------      ---------
                                                        240,000              -
                                                      =========      =========

CATALINA MARKETING UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 1995
- -------------------------------------------------------------------------------

TANGIBLE FIXED ASSETS

                                         FIXTURES
                                              AND        COMPUTER
                                         FITTINGS       EQUIPMENT        TOTAL
                                          (Pounds)        (Pounds)     (Pounds)

Cost or valuation
At 1 January 1995                          15,114       1,221,956    1,237,070
Additions                                     547         325,238      325,785
Disposals                                       -          (5,464)      (5,464)
                                        ---------       ---------    ---------
At 31 December 1995                        15,661       1,541,730    1,557,391
                                        ---------       ---------    ---------
Depreciation
At 1 January 1995                           7,227         438,086      445,313
Provided in the year                        1,854         268,508      270,362
Eliminated on disposals                         -            (662)        (662)
                                        ---------       ---------    ---------
At 31 December 1995                         9,081         705,932      715,013
                                        ---------       ---------    ---------

Net book amount at 31 December 1995         6,580         835,798      842,378
                                        =========       =========    =========

Net book amount at 31 December 1994         7,887         783,870      791,757
                                        =========       =========    =========


6. STOCKS
                                                            1995         1994
                                                         (Pounds)     (Pounds)

Consumable paper stock                                         -       86,966
                                                        --------    ---------
                                                               -       86,966
                                                        ========    =========

7. DEBTORS
                                                            1995        1994
                                                         (Pounds)     (Pounds)

Trade debtors                                            628,726    1,380,017
Amounts owed by parent undertakings                       26,729       19,360
Other debtors                                                  -       37,124
Prepayments and accrued income                            28,565       25,886
                                                        --------    ---------
                                                         684,020    1,462,387
                                                        ========    =========


Included in other debtors in 1994 is a loan to a director (see note 18), which has been discharged in full during the year.

CATALINA MARKETING UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 1995
- -------------------------------------------------------------------------------

8. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                            1995          1994
                                                         (Pounds)      (Pounds)

Trade creditors - Other                                  225,292        80,968
Trade creditors - Catalina Marketing Worldwide Inc       733,571       188,103
Catalina Marketing Worldwide Inc - Loan repayable
   within one year (note 9)                              433,221       400,917
Corporation tax                                          240,000             -
Social security and other taxes                          164,413       112,890
Other creditors                                                -        19,600
Accruals and deferred income                             768,963     1,242,535
Amounts due under finance leases                               -         5,721
                                                       ---------     ---------
                                                       2,565,460     2,050,734
                                                       =========     =========

9. CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                            1995          1994
                                                         (Pounds)      (Pounds)

Loan from Catalina Marketing Worldwide Inc                99,435       528,573
                                                       ---------     ---------
                                                          99,435       528,573
                                                       =========     =========

The loan is repayable over 3 years by monthly instalments which commenced in April 1994 and bears interest at 7% per annum.

10. CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                            1995          1994
                                                         (Pounds)      (Pounds)

Loan from Catalina Marketing UK Inc                      666,667       666,667
                                                       =========     =========

The loan from the immediate parent company Catalina Marketing UK Inc is non-interest bearing and unsecured.The parent company has confirmed that it considers the loan to be in the nature of equity.

CATALINA MARKETING UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 1995
- -------------------------------------------------------------------------------

11. SHARE CAPITAL

                                                            1995          1994
                                                         (Pounds)      (Pounds)

Authorised
2,500,000 ordinary 1p shares                              25,000        25,000
                                                       =========     =========

Allotted, called up and fully paid
1,114,002 ordinary 1p shares                              11,141        11,141
                                                       =========     =========

The company has granted options to certain directors and employees in respect of 20,000 1p ordinary shares at (Pound)1 per share and a further 23,500 1p ordinary shares at (Pounds)1.50 per share, exercisable between 22 December 1997 and 22 December 2004. At the year end the number of options remaining unexercised was 43,500 (1994: 20,000).


12. SHARE PREMIUM ACCOUNT AND RESERVES

                                                            SHARE
                                                          PREMIUM    PROFIT AND
                                                         ACCOUNTS  LOSS ACCOUNT
                                                         (Pounds)      (Pounds)

At 1 January 1995                                        214,556      (455,608)
Retained profit for the year                                   -       399,015
                                                       ---------     ---------
At 31 December 1995                                      214,556       (56,593)
                                                       =========     =========

13. RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                            1995          1994
                                                         (Pounds)      (Pounds)

Profit for the financial year                            399,015       100,565
                                                       ---------     ---------
Net increase in shareholders' funds                      399,015       100,565
Shareholders' funds at 1 January 1995                   (229,911)     (330,476)
                                                       ---------     ---------
Shareholders' funds at 31 December 1995                  169,104      (229,911)
                                                       =========     =========




14. CAPITAL COMMITMENTS

The company had no capital commitments at 31 December 1995 or 31 December 1994.

CATALINA MARKETING UK LIMITED

NOTES TO THE FINANCIAL STATEMENTS

For the year ended 31 December 1995
- ------------------------------------------------------------------------------

15. CONTINGENT LIABILITIES

There were no contingent liabilities at 31 December 1995 or 31 December 1994.


16. PENSIONS

Defined Contribution Scheme

The company operates a defined contribution pension scheme for the benefit of the employees. The assets of the scheme are administered by trustees in a fund independent from those of the company.


17. LEASING COMMITMENTS

Operating lease payments amounting to (Pounds)104,029 (1994:(Pounds)75,414) are due within one year. The leases to which these amounts relate expire as follows:

                                                   1995                    1994
                                   LAND AND                  Land and
                                  BUILDINGS       OTHER     buildings     Other
                                    (Pounds)    (Pounds)      (Pounds)  (Pounds)

In one year or less                  28,164      16,308        28,164     6,006
Between two and five years                -      59,557             -    41,244
In five years or more                     -           -             -         -
                                   --------    --------      --------  --------
                                     28,164      75,865        28,164    47,250
                                   ========    ========      ========  ========

18. TRANSACTIONS WITH DIRECTORS

Amounts due in respect of loans,quasi-loans and credit transactions by directors were as follows:

                                                          MAXIMUM
NAME OF DIRECTOR AND                                    LIABILITY  INTEREST DUE
CONNECTED PERSON                 AMOUNT OUTSTANDING   DURING YEAR      NOT PAID
                                  1995         1994
                               (Pounds)     (Pounds)      (Pounds)      (Pounds)

S J Ross                             -        2,625         2,625             -

19. ULTIMATE PARENT UNDERTAKING

The company is a wholly owned subsidiary of Catalina Marketing UK Inc., a Company incorporated in Delaware, USA. The directors consider that the ultimate parent undertaking of the company is Catalina Marketing Corporation which is incorporated in the USA.

The only group of undertakings for which group accounts have been drawn up is that headed up by Catalina Marketing Corporation.